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                       SECURITIES AND EXCHANGE COMMISSION
                                  UNITED STATES
                              Washington, DC 20549


                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported) December 4, 2006
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                           MEDICAL NUTRITION USA, INC.
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             (Exact name of registrant as specified in its charter)


          Delaware                     0-18349                11-3686984
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(State or other jurisdiction         (Commission            (IRS Employer
      of incorporation)              File Number)         Identification No.)


             10 West Forest Avenue
             Englewood, New Jersey                               07631
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     (Address of principal executive offices)                  (Zip Code)


        Registrant's telephone number including area code: (201) 569-1188
                                                           --------------


                                 Not Applicable
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)


         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230 .425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 8.01   Other Events

On December 4, 2006, Medical Nutrition USA, Inc. announced the appointment of David Shapiro, 43, as Vice President, Sales, effective immediately. Mr. Shapiro has over 20 years extensive international sales and general management experience in the Medical Nutritional and Fast Moving Consumer Goods industries. He has established new business units and managed rapid market expansions with Bristol Myers Squibb and Philip Morris International in South Korea, the Philippines, Vietnam and Australia. Mr. Shapiro moved to the USA in late 1998 as Senior National Account Executive with Mead Johnson Nutritionals implementing innovative distributor and key account expansion programs. More recently, he was Regional Vice President - Sales for Novartis Medical Nutrition in the merged Novartis and Mead Johnson Medical Nutrition units. Mr. Shapiro holds a Bachelor Degree from Monash University in Melbourne, Australia.


Item 9.01   Financial Statements, Pro Forma Financial Information and Exhibits.

         (a)      Not applicable

         (b)      Not applicable

         (c)      Exhibits:

                  99.1     Press release dated December 4, 2006.


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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                       MEDICAL NUTRITION USA, INC.


Date:  December 5, 2006                By: /s/  MYRA GANS
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                                           Executive Vice President/Secretary